Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.
45 Hazelton Avenue
Toronto, Ontario M5R 2E3

CONTACTS:	Donna Granato
Director, Finance & Investor Relations
416-960-9000
dgranato@mdc-partners.com

MDC PARTNERS INC. ANNOUNCES FINANCIAL RESULTS FOR THE
YEAR AND FOURTH QUARTER ENDED DECEMBER 31, 2004

TORONTO, Ontario (April 14, 2005) – MDC Partners Inc. (“MDC Partners”) today announced its financial results for the year and fourth quarter ended December 31, 2004. Consolidated revenues for 2004 were $316.8 million, an increase of 14% compared to $278.8 million in 2003. Operating profit was $2.8 million versus a loss of $6.0 million reported in 2003. Net income from continuing operations in 2004 was $3.8 million versus $13.7 million in 2003.  The 2004 net income from continuing operations included a pre-tax net gain on an asset sale of $14.8 million, compared to a pre-tax net gain on asset sales of $43.8 million in 2003.  Net loss after discontinued operations was $2.2 million in 2004 compared with net income of $12.4 million in 2003.  Diluted earnings per share from continuing operations for 2004 was $0.18, compared to $0.77 reported last year.

“We are pleased with the progress we made in 2004 to continue to build our businesses,” said Miles S. Nadal, Chairman, President & CEO of MDC Partners.  “Our Partner companies did great work for clients in 2004, helping to grow their brands.  We have started 2005 in great stride with a clear focus on organic growth while continuing to add prolific businesses like the Zyman Group.”

For the fourth quarter, consolidated revenues were $91.6 million compared with $64.9 million reported for 2003. Operating loss was $3.6 million compared to operating profit of $2.3 million achieved during the same quarter of 2003.  Net loss from continuing operations for the three months ended December 31, 2004 was $7.8 million compared to a net loss of $7.5 million for the same period in 2003. Diluted loss per share from continuing operations for the quarter was ($0.35) compared to diluted loss per share of ($0.39) in 2003.

Assuming that 100% of the results of operations of those entities which are required to be equity accounted for under US GAAP have been combined on a line by line basis with the other consolidated businesses, Marketing Communications’ combined revenue was $296.9 million for 2004 compared to $200.3 million in 2003, representing a year-over-year increase of $96.6 million, or 48%.  This revenue growth is primarily the result of the acquisition of several businesses by the Company.  Combined operating profit for 2004 improved by approximately 39% to $38.3 million from $27.6 million, year over year, while operating margins were 13% for 2004 as compared to 14 % in 2003.

We believe that discussing “Combined” results provides a better understanding of our results of operation because it allows for a more meaningful analysis of the financial results of our underlying business operations.  For purposes of this release, except as otherwise indicated, 100% of the results of operations of those material entities which are required to be equity accounted for under US GAAP have been combined on a line by line basis with the other consolidated businesses of the Marketing Communications operating segment, and this alternative presentation of operating results has been described as “Combined”.  These “Combined” results do not constitute a financial measure prepared in accordance with US GAAP and, therefore, may not be comparable to similarly titled measures presented by other publicly traded companies, nor should they be construed as an alternative to other titled measures determined in accordance with US GAAP.  A reconciliation of “Combined” results of operations of the Marketing Communications operating segment to the US GAAP reported results of operations has been provided by the Company in the tables included in this release.

Revenues recorded by Secure Products International for 2004 were $69.7 million, representing a decrease of $44.2 million, or 39%, compared to 2003.  The decrease was primarily due to the divestiture of Custom Direct, Inc. (“CDI”).  The Secure Products International Group contributed operating profit of $0.5 million, an improvement of $9.4 million from the 2003 operating loss of $8.9 million.

“Although we have made significant improvements to date, we continue to improve our infrastructure at both corporate and our operating units to ensure that we attain best-in-class EBITDA margins”, said Steven Berns, Vice Chairman and Executive Vice President.”

The Company will provide significant additional details on its 2004 business results, as well as guidance on 2005 financial performance, on its conference call (see details below).

Conference Call

Management will host a conference call today at 4:30 p.m. (ET) to discuss the results and will be accessible by dialing 416-640-4127 or Toll Free 1-800-814-4853.  An investor presentation has been posted to our website www.mdc-partners.com and will be referred to during the conference call.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications services, and secure transaction products and services, to clients in the United States, Canada, Australia and the United Kingdom.  Through its partnership of entrepreneurial firms, its Marketing Communications Group provides advertising and specialized communication services to leading brands.  The Secure Products Group provides security products and services in three primary areas including electronic transaction products, secure ticketing products and stamps.  MDC Partners Class A shares are publicly traded on the Toronto Stock Exchange under the symbol “MDZ.SV.A” and on the NASDAQ under the symbol “MDCAE” (expected to revert back to MDCA upon the filing of the 2004 Form 10-K).

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•                  risks associated with effects of national and regional economic conditions;

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the financial success of the Company’s clients;

•                  the Company’s ability to remain in compliance with its credit facility;

•                  risks arising from potential material weaknesses in internal control over financial reporting;

•                  the Company’s ability to retain and attract key employees;

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and

•                  foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

MDC PARTNERS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOURTH QUARTER 2004 AND 2003

(unaudited) (US$ in 000s, except share and per share amounts)

	Combined*		US GAAP
For the Three Months Ended December 31,	2004	2003**	2004	2003**
Revenue	$99,515	$75,739	$91,571	$64,864
Operating Expenses
Cost of services sold	51,316	37,969	45,913	32,049
Cost of products sold	8,307	10,706	8,307	10,706
Stock-based compensation	1,512	3,461	1,482	3,461
Office and general expenses	35,572	16,469	34,398	14,589
Other expenses (recovery)	(343)	—	(343)	—
Depreciation and amortization	5,465	1,911	5,427	1,721
	101,829	70,516	95,184	62,526

Operating Profit (Loss)	(2,314)	5,223	(3,613)	2,338

Other Income (Expense)
Gain (loss) on sale of assets and settlement of debt	(93)	(5,352)	(93)	(5,352)
Foreign exchange	(335)	(512)	(335)	(512)
Interest expense, net	(897)	(2,767)	(893)	(2,704)
Income (Loss) Before Income Taxes	(3,639)	(3,408)	(4,934)	(6,230)

Income Taxes	657	1,758	341	1,165

Income (Loss) After Income Taxes	(4,296)	(5,166)	(5,275)	(7,395)
Equity in Affiliates	68	803	312	1,755
Minority Interests	(3,538)	(3,103)	(2,803)	(1,826)

Net Income (Loss) From Continuing Operations	(7,766)	(7,466)	(7,766)	(7,466)
Loss from Discontinued Operations	(914)	(232)	(914)	(232)
Net Income (Loss) For the Year	$(8,680)	$(7,698)	$(8,680)	$(7,698)

Earnings (Loss) Per Share
Basic
Continuing Operations	$(0.35)	$(0.39)	$(0.35)	$(0.39)
Net Income (Loss)	$(0.39)	$(0.41)	$(0.39)	$(0.41)

Diluted
Continuing Operations	$(0.35)	$(0.39)	$(0.35)	$(0.39)
Net Income (Loss)	$(0.39)	$(0.41)	$(0.39)	$(0.41)

Weighted average shares outstanding during the period
Basic	22,212,730	18,971,827	22,212,730	18,971,827
Diluted	22,212,730	18,971,827	22,212,730	18,971,827

* Combined results consolidate affiliates of the Marketing Communications Division that are equity accounted for under US GAAP.

** Comparative figures have been restated to conform with the current period presentation with respect to discontinued operations.

MDC PARTNERS INC.

SEGMENTED INFORMATION - BY OPERATING DIVISION

	Combined*		US GAAP
For the Three Months Ended December 31,	2004	2003	2004	2003
Marketing Communications
Revenue	$85,085	$57,424	$77,141	$46,549
Operating Profit	8,818	9,190	7,519	6,305
EBITDA	9,651	7,611	9,019	5,813

Secure Products International
Revenue	$14,430	$18,315	$14,430	$18,315
Operating Profit	(1,294)	2,057	(1,294)	2,057
EBITDA	(164)	2,505	(164)	2,505

Corporate and Other
Revenue	$—	$—	$—	$—
Operating Profit	(9,838)	(6,024)	(9,838)	(6,024)
EBITDA	(8,362)	(2,624)	(8,362)	(2,624)

* Combined results consolidate affiliates of the Marketing Communications Division that are equity accounted for under US GAAP.

** Comparative figures have been restated to conform with the current period presentation with respect to discontinued operations.

MDC PARTNERS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004 AND 2003

(US$ in 000s, except share and per share amounts)

	Combined*		US GAAP
For the Year Ended December 31,	2004	2003**	2004	2003**
Revenue	$366,642	$314,183	$316,812	$278,777
Operating Expenses
Cost of services sold	190,065	131,938	160,703	112,312
Cost of products sold	42,301	56,654	42,301	56,654
Stock-based compensation	8,583	6,182	8,388	6,182
Office and general expenses	99,545	87,826	91,548	81,655
Other expenses (recovery)	(2,693)	1,333	(2,693)	1,333
Depreciation and amortization	14,774	9,068	13,743	8,485
Write-down of fixed and other assets	—	8,126	—	8,126
Goodwill charges	—	10,012	—	10,012
	352,575	311,139	313,990	284,759

Operating Profit (Loss)	14,067	3,044	2,822	(5,982)

Other Income (Expense)
Gain (loss) on sale of assets and settlement of debt	14,844	43,954	14,844	43,792
Foreign exchange	(498)	(2,023)	(498)	(2,023)
Interest expense, net	(8,186)	(16,754)	(8,103)	(16,736)
Income Before Income Taxes	20,227	28,221	9,065	19,051

Income Taxes	2,547	7,573	243	5,770

Income After Income Taxes	17,680	20,648	8,822	13,281
Equity in Affiliates	220	1,990	3,651	4,929
Minority Interests	(14,122)	(8,936)	(8,695)	(4,508)

Net Income (Loss) From Continuing Operations	3,778	13,702	3,778	13,702
Loss from Discontinued Operations	(5,935)	(1,271)	(5,935)	(1,271)
Net Income (Loss) For the Year	$(2,157)	$12,431	$(2,157)	$12,431

Earnings (Loss) Per Share
Basic
Continuing Operations	$0.18	$0.77	$0.18	$0.77
Net Income (Loss)	$(0.10)	$0.70	$(0.10)	$0.70

Diluted
Continuing Operations	$0.17	$0.70	$0.17	$0.70
Net Income (Loss)	$(0.09)	$0.65	$(0.09)	$0.65

Weighted average shares outstanding during the period
Basic	21,353,268	17,791,064	21,353,268	17,791,064
Diluted	22,817,823	21,665,530	22,817,823	21,665,530

* Combined results consolidate affiliates of the Marketing Communications Division that are equity accounted for under US GAAP.

** Comparative figures have been restated to conform with the current period presentation with respect to discontinued operations.

MDC PARTNERS INC.

SEGMENTED INFORMATION - BY OPERATING DIVISION

	Combined*		US GAAP
For the Year Ended December 31,	2004	2003	2004	2003
Marketing Communications
Revenue	$296,903	$200,256	$247,073	$164,850
Operating Profit	38,265	27,551	27,020	18,525
EBITDA	35,727	23,492	28,682	18,311

Secure Products International
Revenue	$69,739	$113,922	$69,739	$113,927
Operating Profit	492	(8,933)	492	(8,933)
EBITDA	3,981	13,803	3,981	13,803

Corporate and Other
Revenue	$—	$—	$—	$—
Operating Profit	(24,690)	(15,574)	(24,690)	(15,574)
EBITDA	(16,405)	(9,799)	(16,405)	(9,799)

* Combined results consolidate affiliates of the Marketing Communications Division that are equity accounted for under US GAAP.

** Comparative figures have been restated to conform with the current period presentation with respect to discontinued operations.

MDC PARTNERS INC.

RECONCILIATION OF EBITDA* TO OPERATING PROFIT

(US$ in 000s)

For the Three Months December 31, 2004

			As Reported Under US GAAP
	Combined	Less:		Secure
	Marketing	Equity	Marketing	Products	Corporate &
	Communications	Affiliates	Communications	International	Other	Total
Operating Profit (Loss) as Reported	$8,818	$1,299	$7,519	$(1,294)	$(9,838)	$(3,613)

Add:
Depreciation and amortization	4,276	38	4,238	1,130	59	5,427
Stock-based compensation	95	30	65	—	1,417	1,482
	13,189	1,367	11,822	(164)	(8,362)	3,296

Less: Minority Interests	(3,538)	(735)	(2,803)	—	—	(2,803)

EBITDA*	$9,651	$632	$9,019	$(164)	$(8,362)	$493

* EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

For the Three Months December 31, 2003

			As Reported Under US GAAP
	Combined	Less:		Secure
	Marketing	Equity	Marketing	Products	Corporate &
	Communications	Affiliates	Communications	International	Other	Total
Operating Profit (Loss) as Reported	$9,190	$2,885	$6,305	$2,057	$(6,024)	$2,338

Add:
Depreciation and amortization	1,445	190	1,255	448	18	1,721
Stock-based compensation	79	—	79	—	3,382	3,461
	10,714	3,075	7,639	2,505	(2,624)	7,520

Less: Minority Interests	(3,103)	(1,277)	(1,826)	—	—	(1,826)

EBITDA*	$7,611	$1,798	$5,813	$2,505	$(2,624)	$5,694

* EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

For the Year Ended December 31, 2004

			As Reported Under US GAAP
	Combined	Less:		Secure
	Marketing	Equity	Marketing	Products	Corporate &
	Communications	Affiliates	Communications	International	Other	Total
Operating Profit (Loss) as Reported	$38,265	$11,245	$27,020	$492	$(24,690)	$2,822

Add:
Depreciation and amortization	11,050	1,032	10,018	3,489	236	13,743
Stock-based compensation	534	195	339	—	8,049	8,388
	49,849	12,472	37,377	3,981	(16,405)	24,953

Less: Minority Interests	(14,122)	(5,427)	(8,695)	—	—	(8,695)

EBITDA*	$35,727	$7,045	$28,682	$3,981	$(16,405)	$16,258

* EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.

For the Year Ended December 31, 2003

			As Reported Under US GAAP
	Combined	Less:		Secure
	Marketing	Equity	Marketing	Products	Corporate &
	Communications	Affiliates	Communications	International	Other	Total
Operating Profit (Loss) as Reported	$27,551	$9,026	$18,525	$(8,933)	$(15,574)	$(5,982)

Add:
Depreciation and amortization	5,591	583	5,008	3,062	415	8,485
Stock-based compensation	330	—	330	—	5,852	6,182
Writedown of fixed and other assets	—	—	—	10,012	—	10,012
Goodwill charges	—	—	—	8,126	—	8,126
	33,472	9,609	23,863	12,267	(9,307)	26,823

Less: Minority Interests	(9,980)	(4,428)	(5,552)	1,536	(492)	(4,508)

EBITDA*	$23,492	$5,181	$18,311	$13,803	$(9,799)	$22,315

* EBITDA is a non-GAAP measure, but as shown above it represents operating profit plus depreciation and amortization plus stock-based compensation less minority interests.